                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MALLARY REZNIK AND MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

 Registrant Name                                     File Nos.
 ---------------                    -------------------------------------------
 FS Variable Separate Account       333-178845
 811-08810                          333-178848 333-178844 333-178859 333-178852
                                    333-178842 333-178849 333-178857 333-178853
                                    333-178841 333-178843 333-178855 333-178847
                                    333-198224 333-178854 333-178850 333-178846
 FS Variable Separate Account One   333-178861
 811-06313
 FS Variable Separate Account Two   333-178863
 811-08624
 FS Variable Separate Account Five  333-178860 333-178858 333-178862 333-178856
 811-08369
 USL SEPARATE ACCOUNT USL B         333-171493 333-171498 333-171497
 811-04865-01
 USL SEPARATE ACCOUNT USL A         333-171496 333-171503 333-171502
 811-04865                          333-171499 333-171495 333-171500 333-171501
 USL Separate Account VL-R          333-149403  333-79471  333-57062
 811-09359                          333-151575 333-105246 333-105762 333-137941
 USL Separate Account VA-R          333-63673 333-109499  333-63843
 811-09007

                                  USL POA - 1

                               POWER OF ATTORNEY

Signature                              Title                            Date
---------                              -----                            ----

/s/ KEVIN T. HOGAN         Director, Chairman, Chief Executive    October 21, 2019
-------------------------- Officer, and President
KEVIN T. HOGAN

/s/ KATHERINE A. ANDERSON  Director, Senior Vice President and    October 21, 2019
-------------------------- Chief Risk Officer
KATHERINE A. ANDERSON

/s/ WILLIAM J. CARR        Director                               October 15, 2019
--------------------------
WILLIAM J. CARR

/s/ THOMAS J. DIEMER       Director, Executive Vice President     October 17, 2019
-------------------------- and Chief Financial Officer
THOMAS J. DIEMER

/s/ MICHAEL P. HARWOOD     Director, Senior Vice President,       October 16, 2019
-------------------------- Chief Actuary and Corporate
MICHAEL P. HARWOOD         Illustration Actuary


/s/ GLEN D. KELLER         Director                               October 16, 2019
--------------------------
GLEN D. KELLER

/s/ CRAIG A. SABAL         Director, Senior Vice President and    October 16, 2019
-------------------------- Chief Investment Officer
CRAIG A. SABAL

/s/ TODD P. SOLASH         Chief Executive Officer, Individual    October 15, 2019
-------------------------- Retirement
TODD P. SOLASH

/s/ ALIREZA VASEGHI        Director, Managing Director and Chief  October 21, 2019
-------------------------- Operating Officer, Institutional
ALIREZA VASEGHI            Markets


/s/ ADAM C. WINSLOW        Chief Executive Officer, Life          October 21, 2019
-------------------------- Insurance
ADAM C. WINSLOW

                                  USL POA - 2